DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Florida Municipal Money Market Fund. For its six-month reporting period ended December 31, 1995, your Fund produced an annualized yield of 3.34% per share. Income dividends of approximately $.017 per share were paid during the period. Reinvesting these dividends and calculating the effect of compounding resulted in an annualized effective yield of 3.39%.* These dividends were exempt from Federal income tax and State of Florida Intangible Tax, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further ease the Federal Funds rate in December. This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis- point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November - the Consumer Price Index was flat for the first time in 4 1/2 years - and the generally slow rate of economic growth. As in July, the Federal Reserve left the discount rate at 5.25%, the level it maintained throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued spread of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, so we believe, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
MARKET ENVIRONMENT
    In addition to the effect on the short-term municipal market of rate reductions by the Federal Reserve Board, technical factors (i.e., supply/demand) contributed to a significant strengthening of market conditions in late June and early July. Demand exceeded supply during this time and short-term yields on municipal issues dropped accordingly.
    In the Fall, rates on short-term issues settled into a trading range. However, a steady interchange of variable rate demand notes (VRDNs) between corporate holders and municipal money market funds kept rates on these securities attractive, which resulted in an inverted yield curve (rates on shorter maturities were higher than rates on longer issues) during most of the season. Despite the year's second easing move by the Fed in early December, rates on VRDNs trended even higher toward year-end. This is a seasonal occurrence which (as prior years have demonstrated) reverses dramatically in January as cash returns to the money market arena. The "January effect" leads to a high increase in demand for VRDNs and, accordingly, a substantial drop in yields on the issues as well.
THE PORTFOLIO
    With the inverted yield curve, daily and weekly demand notes yielded moderately more than both commercial paper and notes through most of the period. Our investment strategy involved lengthening the portfolio's maturity, when possible, in order to lock in rates that we felt would outperform variable rate notes early in 1996.
    It is interesting to note that for reasons endemic to the Florida market, most Florida municipal money funds experience a rise in assets near year-end
- only to see a subsequent reversal of cash flow just after the new year. However, as mentioned previously, most municipal money market funds outside of Florida experience the opposite seasonal cashflows over the same period. We believe this difference may present a unique opportunity for your Fund from an investment strategy perspective. In particular, the Fund will seek to benefit both from the higher rates available on VRDNs in December and from its ability to sell into the market in the declining rate environment that exists in January.
    The commercial paper and one-year note markets provided the primary means for us to extend, while maintaining a competitive yield. However, our success in achieving the desired average maturity was limited due to a dearth of high quality Florida-exempt issues from which to choose. As a result, your Fund's current average maturity still leaves room to extend should a change in market or supply conditions warrant.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                  Sincerely,



                      [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
January 16, 1996
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                            DECEMBER 31, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                          AMOUNT           VALUE
                                                                                                       _______        _______
FLORIDA-87.4%
Brevard County Housing Finance Authority, MFHR, VRDN (EKS Inc. Project)
    5.25% (LOC; Citibank) (a,b).............................................                      $  3,000,000   $  3,000,000
Broward County, Sales Tax Revenue, CP
    3.85%, Series A, 2/7/96 (LOC; Mitsubishi Bank) (b)......................                         1,500,000      1,500,000
Collier County Housing Finance Authority, Multi-Family Revenue, VRDN
    (River Reach Project) 5.05% (LOC; Morgan Guaranty Trust Co.) (a,b)......                         1,100,000      1,100,000
Dade County, VRDN:
    IDR, Solid Waste (Montenay-Dade Limited Project)
      5.10%, Series A (LOC; Banque Paribas) (a,b)...........................                         8,800,000      8,800,000
    Water and Sewer Systems Revenue
      4.90% (BPA; Industrial Bank of Japan and Insured; FGIC) (a)...........                          20,800,000    20,800,000
Dade County Health Facility Authority, VRDN (Miami Children's Hospital):
    3.65% (Insured; AMBAC and SBPA; Sun Trust) (a)..........................                         3,000,000      3,000,000
    4.90% (Insured; AMBAC and SBPA; Sun Trust) (a)..........................                         1,500,000      1,500,000
Dade County Industrial Development Authority, VRDN:
    Exempt Facilities Revenue, Refunding (Florida Power and Light Co.)
      4.65% (Corp. Guaranty; Florida Power and Light Co.) (a)...............                          14,950,000    14,950,000
    IDR (Kar Printing Florida Project) 5.25% (LOC; ABN-Amro Bank) (a,b).....                         2,125,000      2,125,000
Florida Board of Education, Capital Outlay, GO Notes 5.40%, 6/1/96..........                         3,900,000      3,926,972
Florida Division Board of Finance Department, General Service Revenue
(Department of
    Environmental-Preservation 2000) 5%, Series D, 7/1/96 (Insured; AMBAC)..                         5,000,000      5,033,082
Florida Housing Finance Agency, MFHR, VRDN:
    (Kings Colony Project) 5.125% (LOC; Bankers Trust) (a,b)................                         4,740,000      4,740,000
    (Parrot's Landing) 4.80% (LOC; FNMA) (a,b)..............................                         3,000,000      3,000,000
City of Gainesville, Utilities System Revenue, CP
    3.60%, Series C, 2/16/96 (Line of Credit: Bank of America and Sunbank)..                         1,598,000      1,598,000
Greater Orlando Aviation Authority, Orlando Airport Facilities Revenue, CP:
    3.85%, 1/19/96 (LOC; Morgan Guaranty Trust Co.) (b).....................                         3,500,000      3,500,000
    3.90%, 1/25/96 (LOC; Morgan Guaranty Trust Co.) (b).....................                         3,312,000      3,312,000
Hillsborough County Industrial Development Authority, PCR, VRDN
    (Tampa Electric Co. Project):
      5% (Guaranteed by; Tampa Electric Co.) (a)............................                          12,000,000    12,000,000
      5.10% (Guaranteed by; Tampa Electric Co.) (a).........................                         5,200,000      5,200,000
Indian Trace Community Development District, VRDN (Basin 1 Water Management)
    4.90%, Series A (BPA; Swiss Bank Corp. and Insured; MBIA) (a)...........                         5,600,000      5,600,000
City of Jacksonville:
    CP 3.80%, Series A, 2/7/96 (LOC; Morgan Guaranty Trust Co.) (b).........                         2,500,000      2,500,000
    IDR, VRDN (University of Florida Health Science Center)
      5.10% (LOC; Barnett Bank) (a,b).......................................                         2,000,000      2,000,000

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                   DECEMBER 31, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                     AMOUNT           VALUE
                                                                                                       _______         _______
FLORIDA (CONTINUED)

City of Jacksonville (continued):
    VRDN (Florida Power and Light Co.)
      5.10% (Corp. Guaranty; Florida Power and Light Co.) (a)...............                     $  12,700,000    $ 12,700,000
Jacksonville Electric Authority, Revenue, CP
    4.25%, Series C-1, 1/12/96 (Liquidity; Morgan Guaranty Trust Co.).......                         1,000,000      1,000,000
Jacksonville Health Facilities Authority, HR, VRDN (Baptist Medical Center
Project)
    5.10% (BPA; Sun Bank and Insured; MBIA) (a).............................                         2,300,000      2,300,000
Lake County Industrial Development Authority, IDR, VRDN (Novelty Crystal
Project)
    5.25% (LOC; ABN-Amro Bank) (a,b)........................................                         1,450,000      1,450,000
Liberty County, IDR, Refunding, VRDN (Timber Energy Resource Project)
    5.35% (LOC; Bank of Montreal) (a,b).....................................                         4,270,000      4,270,000
Martin County, SWDR, VRDN (Florida Power and Light Co. Project)
    5% (Guaranteed by; Florida Power and Light Co.) (a).....................                         2,700,000      2,700,000
City of Miami, TAN 4.50%, 9/27/96...........................................                         2,000,000      2,009,943
Orange County Health Facility Authority, Revenue, VRDN
    (Adventist Health Systems/Sunbelt) 5.20% (LOC; Rabobank) (a,b)..........                         5,000,000      5,000,000
Orange County Housing Finance Agency:
    (Oakwood Project) 4.20%, 10/1/96 (LOC; Fleet Bank) (b)..................                         2,800,000      2,800,000
    VRDN (Heather Glen Apartments) 5.10% (LOC; FNMA) (a,b)..................                         7,000,000      7,000,000
Orange County School District, RAN 4.50%, Series A, 6/25/96.................                         5,000,000      5,018,999
Palm Beach County School District, TAN 4.50%, 9/27/96.......................                         9,000,000      9,042,480
Pasco County Industrial Development Authority, Revenue, VRDN:
    (Windsor Woods Project) 5% (LOC; Kredietbank) (a,b).....................                         3,500,000      3,500,000
    (Woodhaven Partners Limited Project) 4.95% (LOC; Kredietbank) (a,b).....                         9,500,000      9,500,000
Pinellas County Health Facilities Authority, Revenue, Refunding, VRDN
    (Pooled Hospital Loan Program) 4.95% (LOC; Chemical Bank) (a,b).........                          10,600,000    10,600,000
Putnam County Development Authority, PCR:
    (Seminole Electric) 3.75%, Series H-4, 3/15/96 (Corp. Guaranty; National
      Rural Utilities Cooperative Finance Corp.)............................                         3,435,000      3,435,000
    (Seminole Electric Coop) 3.30%, 6/15/96 (Corp. Guaranty; National Rural
      Utilities Cooperative Finance Corp.)..................................                         7,000,000      7,000,000
Saint Lucie County, PCR, Refunding, (Florida Power and Light Co. Project):
    CP 3.70%, Series B, 3/14/96 (Guaranteed by; Florida Power and Light Co.)                         6,000,000      6,000,000
    VRDN 5.10% (Guaranteed by; Florida Power and Light Co.) (a).............                         5,000,000      5,000,000
Saint Lucie County School Board, Refunding, COP 3.90%, 7/1/96...............                         1,685,000      1,686,193
Sunshine State Governmental Financing Commission, Revenue, CP:
    3.80%, Series B, 2/14/96 (LOC: Morgan Guaranty Trust Co., National
Westminster
      Bank and Union Bank of Switzerland) (b)...............................                         4,000,000      4,000,000

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1995 (UNAUDITED)
                                                                                                      PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                      AMOUNT         VALUE
                                                                                                        _______       _______
FLORIDA (CONTINUED)

Sunshine State Governmental Financing Commission, Revenue, CP (continued):
    3.75%, Series B, 2/21/96 (LOC: Morgan Guaranty Trust Co.,
      National Westminster Bank and Union Bank of Switzerland) (b)..........                     $    4,000,000  $  4,000,000
    3.55%, Series B, 2/22/96 (LOC: Morgan Guaranty Trust Co., National
Westminster
      Bank and Union Bank of Switzerland) (b)...............................                         4,000,000      4,000,000
Volusia County Industrial Development Authority, Water and Sewer IDR, VRDN
    (Southern States Utilities Project) 5.35% (LOC; Sun Bank) (a,b).........                         1,900,000      1,900,000
U.S. RELATED-12.6%
Commonwealth of Puerto Rico, Government Development Bank:
    CP 4.25%, 1/11/96.......................................................                           4,000,000     4,000,000
    Refunding, VRDN 4.50% (LOC; Credit Suisse) (a,b)........................                          19,950,000    19,950,000
Puerto Rico Industrial Tourist, Educational, Medical and Environmental
Control
    Facilities Authority, VRDN (Anna Mendez University Project) 5.25% (LOC;
Banco
    Popular de Puerto Rico) (a,b)...........................................                         8,400,000      8,400,000
                                                                                                                      _______
TOTAL INVESTMENTS (cost $257,447,669).......................................                                     $257,447,669
                                                                                                                      =======

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Corporation
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
CP            Commercial Paper                                   PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RAN     Revenue Anticipation Notes
FNMA          Federal National Mortgage Association              SBPA    Standby Bond Purchase Agreement
GO            General Obligation                                 SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   TAN     Tax Anticipation Notes
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
_____                              _____                          ___________                      ___________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              95.9%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         1.5
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      2.6
                                                                                                    ____
                                                                                                   100.0%
                                                                                                    ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At December 31, 1995, 45.0% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.








See independent accountants' review report and notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                  DECEMBER 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                       $257,447,669
    Cash....................................................................                                         12,152,519
    Interest receivable.....................................................                                          1,505,104
    Prepaid expenses........................................................                                             32,076
                                                                                                                        _______
                                                                                                                    271,137,368
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                      $     949
    Accrued expenses and other liabilities..................................                         81,496              82,445
                                                                                                       ____              ______
NET ASSETS..................................................................                                       $271,054,923
                                                                                                                        =======
REPRESENTED BY:
    Paid-in capital.........................................................                                       $271,080,812
    Accumulated net realized (loss) on investments..........................                                           (25,889)
                                                                                                                        _______
NET ASSETS at value applicable to 271,080,812 outstanding shares of
    Beneficial Interest, equivalent to $1.00 per share
    (unlimited number of $.001 par value shares authorized).................                                       $271,054,923
                                                                                                                        =======



See independent accountants' review report and notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $2,925,044
    EXPENSES:
      Management fee-Note 2(a)..............................................                        $380,501
      Shareholder servicing costs-Note 2(b).................................                         172,367
      Registration fees.....................................................                         36,203
      Auditing fees.........................................................                         31,350
      Trustees' fees and expense-Note 2(c)..................................                         11,557
      Custodian fees........................................................                         9,481
      Legal fees............................................................                         9,231
      Shareholders' reports.................................................                         4,291
      Miscellaneous.........................................................                         12,279
                                                                                                      ____
          TOTAL EXPENSES....................................................                         667,260
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                         300,483
                                                                                                         ____
          NET EXPENSES......................................................                                           366,777
                                                                                                                        _____
INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                                         $2,558,267
                                                                                                                          =====




See independent accountants' review report and notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED         SIX MONTHS ENDED
                                                                                         JUNE 30,           DECEMBER 31, 1995
                                                                                         1995               (UNAUDITED)
                                                                                        ________             ___________
OPERATIONS:
    Investment income-net................................................         $     5,573,928           $     2,558,267
    Net realized (loss) on investments...................................                (25,091)                     -
                                                                                         _______                    _______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............              5,548,837                  2,558,267
                                                                                         _______                    _______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................             (5,573,928)                (2,558,267)
                                                                                         _______                    _______
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold........................................            408,258,832                 228,378,455
    Dividends reinvested.................................................              4,673,437                   2,100,086
    Cost of shares redeemed..............................................           (351,519,430)               (124,993,244)
                                                                                         _______                    _______
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.......             61,412,839                 105,485,297
                                                                                         _______                    _______
          TOTAL INCREASE IN NET ASSETS...................................             61,387,748                 105,485,297
NET ASSETS:
    Beginning of period..................................................            104,181,878                 165,569,626
                                                                                         _______                    _______
    End of period........................................................          $ 165,569,626               $ 271,054,923
                                                                                         =======                    =======






See independent accountants' review report and notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                                                     SIX MONTHS ENDED
                                                                               YEAR ENDED JUNE 30,   DECEMBER 31, 1995
                                                                          ________________________
PER SHARE DATA:                                                           1994(1)          1995        (UNAUDITED)
                                                                          ____             ____          ______
    Net asset value, beginning of period.......................        $  1.00          $  1.00         $  1.00
                                                                          ____             ____            ____
    INVESTMENT OPERATIONS;
    Investment income-net......................................          .017              .035            .017
                                                                          ____             ____            ____
    DISTRIBUTIONS;
    Dividends from investment income-net.......................         (.017)            (.035)          (.017)
                                                                          ____             ____            ____
    Net asset value, end of period.............................        $  1.00          $  1.00         $  1.00
                                                                          ====             ====            ====
TOTAL INVESTMENT RETURN........................................          2.50%(2)          3.50%           3.35%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................            -                .21%            .48%(2)
    Ratio of net investment income to average net assets.......          2.55%(2)          3.50%           3.35%(2)
    Decrease reflected in above expense ratios due to undertakings
      by the Manager...........................................            .79%(2)          .46%            .39%(2)
    Net Assets, end of period (000's Omitted)..................          $104,182      $165,570         $271,055

___________________________
(1)    From October 20, 1993 (commencement of operations) to June 30, 1994.
(2)    Annualized.




See independent accountants' review report and notes to financial statements.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions available of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $2,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through June 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at an annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The Manager had undertaken from July 1, 1995 through July 31, 1995, to reduce the management fee paid by the Fund to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from August 1, 1995 through June 30, 1996 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .50 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertakings, amounted to $300,483 for the six months ended December 31, 1995.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $3,348 for the period from December 1, 1995 through December 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended December 31, 1995, the Fund was charged an aggregate of $142,524 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Florida Municipal Money Market Fund, including the statement of investments, as of December 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended June 30, 1995 and financial highlights for each of the two years in the period ended June 30, 1995 and in our report dated August 4, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst and Young LLP signature logo]

New York, New York
February 8, 1995

[Dreyfus lion "d" logo]
DREYFUS FLORIDA MUNICIPAL
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           741SA9512
[Dreyfus logo]
Florida Municipal
Money Market
Fund
Semi-Annual
Report
December 31, 1995